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                                                                EXHIBIT 10.22(a)



                      AMENDMENT TO EMPLOYMENT AGREEMENT OF
                                  GLEN S. DAVIS

      This is an Amendment made on the 12th day of November, 2001 to the EMPLOYMENT AGREEMENT dated May 12, 1998 between ADDISON STEEL, INC., a Florida corporation (the "Company"), SCHUFF INTERNATIONAL, INC. (fka Schuff Steel Company), a Delaware corporation (the "Parent"), and GLEN S. DAVIS, an individual ("Executive").

                                    RECITALS

      The parties desire to amend and enter into an AMENDMENT of the EMPLOYMENT AGREEMENT on the terms and conditions set forth herein.

      NOW THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

      1. No further stock options will be granted pursuant to Paragraph 5 of the Employment Agreement and Schedule C thereto, entitled "Incentive Stock Option Plan."

      2. Executive will receive an additional annual cash bonus payment in the amount of $ 1 per share for each option that would have been granted to Executive, but for this AMENDMENT.

      Except as specifically amended herein, the EMPLOYMENT AGREEMENT remains in full force and effect.

      In witness whereof, the parties have executed this AMENDMENT TO THE EMPLOYMENT AGREEMENT of the date written above.


      SCHUFF INTERNATIONAL, INC. A DELAWARE CORPORATION

      By: /s/ Scott Schuff
         -------------------------------

      Printed Name:  Scott Schuff
                   ---------------------


      ADDISON STEEL, INC., A FLORIDA CORPORATION

      By: /s/ Glen S. Davis
         -------------------------------

      Printed Name:  Glen S. Davis
                   ---------------------


      By: /s/ Glen S. Davis
         -------------------------------
              GLEN S. DAVIS